Commitments (Details)	Jun. 30, 2019 AUD ($) [1]
not later than 12 months [Member]
Non-cancellable operating leases are payable
Total	$ 41,389
between 1 and 5 years [Member]
Non-cancellable operating leases are payable
Total	$ 63,462

[1]	The property lease is a non-cancellable lease with a 3 year term, with rent payable monthly in advance. The minimum lease payments shall be increased by CPI per annum. An option exists to renew the lease at the end of the 3 year term for an additional term of 3 years. The current 3 year lease period expires in December 2021.